UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

NANOPHASE TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NANOPHASE TECHNOLOGIES CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER
LOGO
HERE

Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Shareholder Meeting to be held on July 24, 2008

Proxy Material Available

1 Form 10-K
2 Notice & Proxy Statement

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PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before July 11, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

Broadridge Internal Use Only

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:

Meeting Date:

Meeting Time:

For holders as of:

Annual Meeting

July 24, 2008

9:00 AM CDT

May 29, 2008

Meeting Location:

Nanophase

1319 Marquette Drive

Romeoville, IL 60446

How To Vote

Vote In Person

Should you choose to vote these shares in person at the

meeting you must request a “legal proxy”. To request a

legal proxy please follow the instructions at

www.proxyvote.com or request a paper copy of the material.

Many shareholder meetings have attendance requirements

including, but not limited to, the possession of an

attendance ticket issued by the entity holding the meeting.

Please check the meeting material for any special

requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s).

1. Election of Directors

Nominees

01 Richard W. Siegel, Ph.D.

02 Joseph E. Cross

The Board of Directors recommends you vote FOR the following proposal(s).

2 PROPOSAL TO RATIFY THE APPOINTMENT OF McGLADREY & PULLEN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S

FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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